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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                       0-19724               33-0311631
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(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)        Identification No.)



   10655 Sorrento Valley Road, San Diego, California                 92121
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        (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1 Press Release of Protein Polymer Technologies, Inc. dated November 12, 2003


Item 12.  Results of Operation and Financial Condition.


         On November 12, 2003, Protein Polymer Technologies, Inc. issued a press release announcing its financial results for the period ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

         The information contained in this Item 12 of this Current Report (including exhibits hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PROTEIN POLYMER TECHNOLOGIES, INC.,
                           a Delaware corporation


Date: November 13, 2003    By: /s/ J. Thomas Parmeter
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                               J. Thomas Parmeter
                               Chairman of the Board, President and
                               Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release of Protein Polymer Technologies, Inc. dated
                   November 12, 2003